CONSOLIDATED BALANCE SHEETS (PARENTHETICAL) (USD $)	Apr. 30, 2012	Jul. 31, 2011
Common stock, par value	$ 0.001	$ 0.001
Common Shares authorized	250,000,000	100,000,000
Common Shares issued	106,216,193	12,835,864
Common Shares outstanding	106,216,193	12,835,864
Preferred stock, par value	$ 0.001	$ 0.00
Preferred Shares authorized	5,000,000	0.00
Preferred Shares issued	0.00	0.00
Preferred Shares outstanding	0.00	0.00